Filed pursuant to Rule 497
File No. 333-204659

Supplement dated October 31, 2017
to
Prospectus dated May 1, 2017

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 1, 2017 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the approval by the Company’s board of directors of an amendment and restatement of the Company’s distribution reinvestment plan.
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This supplement amends the Prospectus as follows:

DECREASE IN DISTRIBUTION REINVESTMENT PLAN PURCHASE PRICE

On October 31, 2017, we decreased the price at which we issue shares of common stock (the “Reinvestment Purchase Price”) under our distribution reinvestment plan (the “DRP”) from $8.37 to $8.25, effective as of the distribution payable on November 1, 2017. The Reinvestment Purchase Price is determined by our board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of common stock determined in good faith by our board of directors or a committee thereof, in its sole discretion, within forty-eight hours prior to the payment of a distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share. The purpose of this decrease is to ensure that we do not issue shares under the DRP at a price per share that is more than 2.5% greater than the NAV Per Share.